2000 Annual Report

Value Investing In Small Companies
For More Than 25 Years

THE
ROYCE
FUNDS

ROYCE SPECIAL EQUITY FUND

www.roycefunds.com

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ANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS	2

PERFORMANCE AND PORTFOLIO REVIEWS	4

SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS	5

For more than 25 years, our approach has focused on evaluating a company's current worth -- our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company's future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

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LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

Royce Special Equity Fund (RSE) benefited from the stock market's renewed attention to valuation, balance sheets and cash flow in 2000. For the year, the Fund was up 16.3%, substantially ahead of its benchmark, the Russell 2000, which was down 3.0% . Strong down market results played an important role in last year's performance. From the small-cap market peak on 3/9/00 through the small-cap market trough on 11/30/00, RSE was up 10.3%, while the Russell 2000 was down 25.8% for the same period. This down market strength also offered a validation of sorts for our ongoing commitment to the Fund's conservative, risk-averse approach. While difficult times were common both for small companies and value approaches in 1998 and 1999, sustained market downturns in the overall market had been relatively scarce. 2000's volatile market offered an important reminder that markets are cyclical and that the laws of both gravity and economics still apply.

Some of the portfolio's successes in the past year reflect the market's embrace of more traditional valuation factors. Growing earnings and a solid core business boosted the performance of regional chain operator Frisch's Restaurants, currently one of the Fund's largest holdings. In May, we took a large gain in filtration manufacturer Farr Company when it was bought out by international investment firm Ratos AB. The announcement of a leveraged buy-out drove up the price of Pulaski Furniture, prompting us to sell some shares in April and tender the remaining lot in May. In addition, we sold our shares in Benjamin Moore in November on news of a takeover by Berkshire Hathaway.

The well-publicized "Tech Wreck" led many investors to stocks that had been previously neglected. This resulted in generally high returns on stocks of companies that posted healthy earnings, especially if earnings were strong relative to price. The question remains whether or not this can continue in 2001. We remain cautious about the overall market, as the early signs are somewhat conflicting. On the one hand, we are concerned about signs of weakness in the U.S. economy, increasing energy prices, downward earnings pressures and the high level of both corporate and individual debt. In spite of market losses in the past year, investors still seem too sanguine and too

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cavalier about risk, which we think could lead to further erosion in the stock market. On the other hand, the Federal Reserve seems intent on maintaining active stewardship of the economy through its recent interest rate cuts, expansion of the money supply and its support of the new Administration's tax-cutting plan. On balance, we think that stock market returns are likely to remain relatively low, which we believe should reward disciplined stock pickers.

In our view, the recent cycle that has favored value investing still has room to run. We like the prospects for our style of investing and believe that undervalued small-cap companies are likely to benefit from growing interest in the sector. In addition, we see the potential for more takeover bids and potential buy-outs.

We believe that RSE is well-positioned for an environment that has so far this year been characterized by lower returns and increased volatility. We also think that the Fund's portfolio is inexpensive on both an absolute (as measured by enterprise value divided by earnings before interest and taxes) and a relative (compared to the Russell 2000) basis. We think that the Fund's holdings represent well-run businesses, those with strong records of earnings and high returns on invested capital. These factors inspire our confidence in the Fund's continued growth potential.

Sincerely,

/s/ Charlie Dreifus

Charlie Dreifus
Senior Portfolio Manager

February 7, 2001

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

The thoughts concerning future prospects for small-company stocks are solely those of Charlie Dreifus, and there can be no assurance with respect to future market movements. This report must be preceded or accompanied by a current prospectus. Royce Special Equity Fund invests in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks" in the prospectus). Please read the prospectus carefully before investing or sending money.

The Russell 2000 is an unmanaged index of domestic, small-cap common stocks.

Distributor: Royce Fund Services, Inc.

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Fund Results	Royce Special Equity Fund	Russell 2000
July 1, 2000 - December 31, 2000 Total Return (not annualized)	10.20%	-6.91%
One-Year Total Return	16.30	-3.02
Average Annual Total Return Since Inception (5/1/98)	-0.78	1.32

Portfolio X-Ray as of December 31, 2000*
Net Assets (in millions)	$ 3.2	N/A
Trailing 12 Months Price/Earnings	9.5x	19.4x
Enterprise Value/Earnings Before Interest and Taxes	5.1x	14.9x
Enterprise Value/Earnings Before Interest, Taxes, Depreciation and Amortization	3.9x	10.7x
Price/Book	1.4x	2.9x
Weighted Average Yield of Portfolio Securities	2.6%	1.5%
Return on Equity	14.6%	10.1%
Return on Assets	10.0%	4.6%
Total Assets Financed by Other Than Equity	32.2%	54.5%
Current Assets Less All Liabilities as % of Market Price	32.2%	-18.3%
Cash as % of Market Price	18.7%	16.1%
Weighted Average Market Capitalization (in millions)	$196	$1,017

Source: Prudential Securities Inc. - Small-Cap Quantitative Research (except for net assets and performance figures)
* Royce Special Equity Fund data is portfolio weighted; Russell 2000 data is market capitalization weighted.
Enterprise Value is calculated by adding a company's market capitalization, long-term debt, preferred stock and minority interest, then subtracting cash.

Top 10 Positions	% of Net Assets	Top Portfolio Industries	% of Net Assets
Lawson Products	5.4%	Home Furnishing/Appliances	11.4%
Cato Cl. A	5.4	Restaurants/Lodgings	9.6
Farmer Bros.	5.2	Industrial Distribution	9.5
Frisch's Restaurants	5.1	Retail Stores	9.4
Gorman-Rupp Company	4.5	Pumps, Valves and Bearings	6.9
Ampco-Pittsburgh	4.5	Food/Beverage/Tobacco	6.2
VICORP Restaurants	4.4	Building Systems and Components	6.1
National Presto Industries	4.3	Specialty Chemicals and Materials	5.7
Boston Acoustics	4.2	Food/Tobacco Processors	5.2
NCH Corporation	4.1	Apparel and Shoes	5.0

[Line Chart]

Royce Special Equity Fund vs. Russell 2000
Growth of a $10,000 Initial Investment From Inception (5/1/98) Through 12/31/00
	Royce Special	Russell
	Equity Fund	2000
May-98	10,000	10,000
Jun-98	9,900	9,440
Sep-98	8,780	7,539
Dec-98	9,316	8,769
Mar-99	8,475	8,293
Jun-99	9,497	9,582
Sep-99	8,966	8,977
Dec-99	8,419	10,632
Mar-00	8,885	11,385
Jun-00	8,885	10,955
Sep-00	8,986	11,077
Dec-00	9,791	10,312

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ROYCE SPECIAL EQUITY FUND
SCHEDULE OF INVESTMENTS				DECEMBER 31, 2000

	COMMON STOCKS - 93.1%
		SHARES	VALUE		SHARES	VALUE
	Consumer Products-28.9%			Industrial Products-22.5%
	Apparel and Shoes-5.0%			Building Systems and Components-6.1%
	Garan	1,700	$39,738	Ampco-Pittsburgh	12,000	$144,000
+	Gerber Childrenswear a	3,600	16,425	+ Associated Materials	1,000	15,875
	Oxford Industries	5,500	83,875	+ Knape & Vogt Manufacturing	2,700	35,438
+	Stride Rite (The)	3,100	21,700			195,313
			161,738	Industrial Components-0.5%
	Collectibles-1.4%			+ X-Rite	2,100	16,406
+	Russ Berrie and Company	2,100	44,362
				Industrial OEM-0.5%
	Food/Beverage/Tobacco-6.2%			+ Edelbrock Corporation	1,600	16,400
+	Boston Beer Company Cl. A a	3,900	34,369
+	Bridgford Foods	3,200	40,000	Paper and Packaging-1.6%
+	Golden Enterprises	900	3,206	Liqui-Box	1,400	52,150
+	Lancaster Colony	3,100	86,994
+	Riviana Foods	1,800	35,325	Pumps, Valves and Bearings-6.9%
			199,894	Gorman-Rupp Company	8,000	144,000
	Home Furnishing/Appliances-11.4%			Met-Pro	7,500	77,250
	Chromcraft Revington a	12,000	120,000			221,250
	Flexsteel Industries	9,400	108,100	Specialty Chemicals and Materials-5.7%
	National Presto Industries	4,500	138,094	Hawkins Chemical	15,700	131,487
			366,194	+ Quaker Chemical	2,800	52,675
	Sports and Recreation-0.7%					184,162
	Allen Organ Cl. B	400	21,200	Other Industrial Products-1.2%
				Quixote	2,000	37,250
	Other Consumer Products-4.2%
	Boston Acoustics	9,000	134,859	Total (Cost $733,259)		722,931
				Industrial Services-20.5%
	Total (Cost $1,008,314)		928,247	Commercial Services-3.7%
	Consumer Services-19.2%			Superior Uniform Group	14,500	117,813
	Leisure/Entertainment-0.2%
+	dick clark productions a	500	6,328	Food/Tobacco Processors-5.2%
				Farmer Bros.	800	166,000
	Restaurants/Lodgings-9.6%
+	Benihana Cl. A a	300	3,413	Industrial Distribution-9.5%
	Frisch's Restaurants	11,000	165,000	Lawson Products	6,400	174,000
+	VICORP Restaurants a	7,900	140,225	NCH Corporation	3,500	133,000
			308,638			307,000
	Retail Stores-9.4%			Printing-0.5%
	Cato Cl. A	12,500	171,875	+ Ennis Business Forms	2,200	16,225
	Deb Shops	6,100	82,350
+	Schultz Sav-O Stores	3,400	36,550	Transportation and Logistics-1.6%
+	Wilsons The Leather Experts a	700	9,800	+ Arnold Industries	2,800	50,400
			300,575
				Total (Cost $725,845)		657,438
	Total (Cost $516,694)		615,541
	Financial Services-0.2%			TOTAL COMMON STOCKS
	Insurance Brokers-0.2%			(Cost $3,039,593)		2,989,144
+	Crawford & Co. Cl. A	600	6,112
	Total (Cost $5,955)		6,112	TOTAL INVESTMENTS - 93.1%
				(Cost $3,039,593)		2,989,144
	Health-1.8%
	Health Services-1.8%			CASH AND OTHER ASSETS
+	National Dentex a	3,000	58,875	LESS LIABILITIES - 6.9%		221,570
	Total (Cost $49,526)		58,875
				NET ASSETS - 100.0%		$3,210,714
a	Non-income producing.
+	New Additions in 2000.
	Bold indicates the Fund's 20 largest equity holdings in terms of December 31, 2000 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $3,040,781. At December 31, 2000, net unrealized depreciation for all securities was $51,637, consisting of aggregate gross unrealized appreciation of $236,912 and aggregate gross unrealized depreciation of $288,549.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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ROYCE SPECIAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2000

ASSETS:
Investments at value (identified cost $3,039,593)		$2,989,144
Cash		282,513
Receivable for dividends and interest		5,263
Prepaid expenses and other assets		2,041
Total Assets		3,278,961

LIABILITIES:
Payable for investments purchased		59,672
Payable for investment advisory fee		1,472
Accrued expenses		7,103
Total Liabilities		68,247
Net Assets		$3,210,714

ANALYSIS OF NET ASSETS:
Undistributed net investment income		$2,451
Accumulated net realized loss on investments		(57,324)
Net unrealized depreciation on investments		(50,449)
Capital shares		336
Additional paid-in capital		3,315,700
Net Assets		$3,210,714

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized)		336,332

NET ASSET VALUE (Net Assets / Shares Outstanding):
(offering and redemption price* per share)		$9.55
* Shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

STATEMENT OF CHANGES IN NET ASSETS

	Year ended	Year ended
INVESTMENT OPERATIONS:	December 31, 2000	December 31, 1999
Net investment income	$38,432	$27,956
Net realized gain (loss) on investments	(14,841)	29,538
Net change in unrealized depreciation on investments	407,899	(348,344)
Net increase (decrease) in net assets from investment operations	431,490	(290,850)
DISTRIBUTIONS:
Net investment income	(35,981)	(29,988)
Total distributions	(35,981)	(29,988)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold	222,731	154,156
Distributions reinvested	35,426	29,487
Value of shares redeemed	(10,688)	(374,792)
Net increase (decrease) in net assets from capital share transactions	247,469	(191,149)
NET INCREASE (DECREASE) IN NET ASSETS	642,978	(511,987)
NET ASSETS:
Beginning of year	2,567,736	3,079,723
End of year (includes undistributed net investment income of $2,451 in 2000.)	$3,210,714	$2,567,736

CAPITAL SHARE TRANSACTIONS (in shares):
Shares sold	24,799	16,417
Shares issued for reinvestment of distributions	3,871	3,536
Shares redeemed	(1,239)	(42,267)
Net increase (decrease) in shares outstanding	27,431	(22,314)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE SPECIAL EQUITY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Income:
Dividends			$79,812
Interest			47
Total income			79,859
Expenses:
Investment advisory fees			27,803
Custodian			13,582
Shareholder servicing			7,832
Audit			4,870
Registration			3,284
Shareholder reports			1,633
Administrative and office facilities			1,143
Trustees' fees			369
Legal			135
Other expenses			2,219
Total expenses			62,870
Fees waived by investment adviser			(21,443)
Net expenses			41,427
Net investment income			38,432
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments			(14,841)
Net change in unrealized depreciation on investments			407,899
Net realized and unrealized gain on investments			393,058
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS			$431,490

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Periods ended December 31,
	2000	1999	1998 (a)

Net Asset Value, Beginning of Period	$8.31	$9.30	$10.00

Investment Operations:
Net investment income	0.12	0.09	0.02
Net realized and unrealized gain (loss) on investments	1.23	(0.98)	(0.70)
Total from investment operations	1.35	(0.89)	(0.68)

Distributions:
Net investment income	(0.11)	(0.10)	(0.02)
Total distributions	(0.11)	(0.10)	(0.02)

Net Asset Value, End of Period	$9.55	$8.31	$9.30

Total Return:	16.3%	-9.6%	-6.8%**
Ratios Based on Average Net Assets:
Total expenses (b)	1.49%	1.49%	1.49%*
Net investment income	1.38%	0.96%	0.33%*
Supplemental Data:
Net Assets, End of Period (in thousands)	$3,211	$2,568	$3,080
Portfolio Turnover Rate	61%	57%	13%**

(a) The Fund commenced operations on May 1, 1998.
(b)

Expense ratios are shown after fee waivers by the investment adviser. For the periods ended December 31, 2000, 1999 and 1998,

the expense ratios before the waivers would have been 2.26%, 2.12% and 2.20%, respectively.

* Annualized.
** Not annualized.

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NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:

        Royce Special Equity Fund (the "Fund") is a series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. The Fund commenced operations on May 1, 1998.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

        Valuation of investments:

        Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

        Investment transactions and related investment income:

        Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

        Expenses:

        The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distribution in accordance with the agreement.

        Taxes:

        As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information". At December 31, 2000, the Fund had capital loss carryforwards of $111, $42,372 and $13,653, expiring in 2006, 2007 and 2008, respectively, which, subject to certain limitations, can be utilized to offset future capital gains in determining required capital gains distributions.

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NOTES TO FINANCIAL STATEMENTS (continued)

        Distributions:

        Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

        Repurchase agreements:

        The Fund enters into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Fund's assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Investment Adviser:

        Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.0% of the average net assets of the Fund. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain the net annual ratio of operating expenses to average net assets at or below 1.49% through December 31, 2001. For the year ended December 31, 2000, the Fund recorded advisory fees of $6,360 (net of waivers of $21,443).

Purchases and Sales of Investment Securities:

        For the year ended December 31, 2000, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were $1,803,136 and $1,616,725, respectively.

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Special Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Special Equity Fund (a portfolio of The Royce Fund, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001